UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22119

American Israeli Shared Values Trust

(Exact name of registrant as specified in charter)

207 East 83rd Street

Suite 2

New York, NY 10028

(Address of principal executive offices)

(Zip code)

Jamia C. Jasper

207 East 83rd Street

Suite 2

New York, NY 10028

 (Name and address of agent for service)

With copies to:

Don Mendelsohn

Thompson Hine LLP

312 Walnut Street, 14th floor

Cincinatti, Ohio 45202

Registrant's telephone number, including area code: (866) 745-5955

Date of fiscal year end: November 30

Date of reporting period: November 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

American Israeli Shared Values Capital

Appreciation Fund

ANNUAL REPORT

November 30, 2010

January 5, 2011

American Israeli Shared Values Fund (AISHX)

Fourth Quarter 2010 Fund News Letter

Dear Fellow Shareholders,

For the three months ending November 30, 2010, the American Israeli Shared Values Capital Appreciation Fund  (the“ Fund”) rose 15.47%.  This compares to the 13.08% increase in the U.S. benchmark Standard & Poors 500 Index (the “ S&P 500”), and the 9.87% rise in the Israeli benchmark Tel-Aviv 100 Index (the “TA-100”).  For the full fiscal year 2010, the Fund rose 4.91% compared to 9.94% and 11.95% increases in the S&P 500 and TA-100 indexes, respectively.  The out performance during the fourth quarter was largely the result of the strong performance of the Fund’s technology and energy-related holdings.  The Fund’s relative underperformance for the full year was largely due to the weak showing by a few of the Fund’s Israeli holdings such as Elron Electronics, Elbit Systems, and Elbit Imaging Ltd.  While it may be true that 2010 was not the year to own stocks beginning with the letters, “E-L”, we continue to believe that these securities are undervalued, and particularly with Elron Electronics, we believe that these shares can appreciate significantly from current levels.

Economic Overview

During the fourth quarter of 2010, a growing body of evidence emerged to suggest that U.S. and worldwide economic activity is increasing at a faster pace than was experienced earlier in the year.  In the United States, December manufacturing activity reached a seven month high.  While the unemployment rate seems stuck in the 9 ½ -10 percent range, initial jobless claims in late December fell below the important  400,000 level, which implies net new job creation. The final weekly December new unemployment claims figure of 388,000 was the lowest number since July of 2008.  Although consumer confidence, as measured by the Conference Board,  a private research organization, remains weak and housing prices have yet to rebound, we believe that these are lagging indicators; ultimately a better employment market will result in improved consumer confidence and stable home prices.

In Israel, the government estimates that the nation’s gross domestic product increased 4.5% in 2010.  In the U.S., full year 2010 GDP figures have yet to be released, but estimates call for a 2.5-3% increase for all of 2010. Israeli exports increased 12.6% in 2010, an impressive figure considering the strength of the Israeli shekel which makes Israeli goods more expensive on a dollar-denominated basis.  In 2010, the shekel appreciated 7.1% versus the U.S. dollar.  Unemployment in Israel was 6.6% in October, the most recent month for which data is available.

Despite the numerous positive economic statistics, perhaps the most headline-grabbing business story from Israel in 2010 was the December announcement that Noble Energy’s aptly-named Leviathan discovery, off the coast of Haifa, likely contains in excess of 16 trillion cubic feet of natural gas.  While it will probably take nearly a decade to produce and market the gas, the discovery, the world’s largest natural gas discovery in the past decade, is likely to render Israel a net exporter of natural gas by the end of 2020.  So much for all those jokes about Moses making a wrong turn when he exited the Sinai.  The operator of the Leviathan project, Noble Energy, remains one of the Fund’s largest holdings and we believe the company’s Israel discovery and other oil and gas finds make it an attractive acquisition target for a larger energy company that aims to increase its reserves of oil and gas.

Winners and Losers

During fiscal 2010, the Fund’s best performing holdings were concentrated in technology, energy, and other sectors considered economically sensitive.   Shares of Israel-based Check Point Software Technology and Mellanox Technologies rose 35.71% and 31.29% respectively during the year.  Check Point rose on the heels of several consecutive quarters of results that were better than investor expectations.  In addition, the company has no debt and over $2.25 billion of cash which investors expect will be used to decrease the number of shares outstanding.  Shares of Mellanox rose sharply due to the strong demand for the company’s data interconnect products along with the announcement that U.S. software giant, Oracle Corp., purchased a ten percent stake in the company.   Shares of Verifone Systems rose over 162% during the year after the company reported several quarters of earnings that were well above forecast and announced an agreement to acquire one of its largest competitors, which should add meaningfully to earnings following the consummation of the merger.

In the energy sector, shares of Noble Energy rose 25.7% during the fiscal year in response to higher oil prices as well as several promising oil and gas discoveries in Israel and the western United States.  Shares of Schlumberger rose 22.7% during the year as higher oil prices are likely to increase demand for the company’s products which were used to search for and exploit oil and natural gas reservoirs.  Shares of Caterpillar Inc. rose over 48% during the year as rising metal prices increased the demand for Caterpillar’s mining equipment and machinery.  Shares of Israel Chemicals Ltd.  rose over 19% during the year as rising commodity agriculture prices are prompting farmers to buy more fertilizer to increase crop yields.

The Fund also held several securities which performed poorly during the year.  Shares of Israeli generic drug giant, Teva Pharmaceutical declined 3.9% during the year.  The shares fell largely due to a general investor preference for economically sensitive companies that are likely to benefit from an increase in economic activity.  In addition, there is concern that the company is overly dependent on a single product, Copaxone, used to treat multiple sclerosis, for a large percentage of its profits.  Shares of Elbit Systems declined 21.2% during the year as the developer and manufacturer of defense electronics and unmanned aircraft experienced a slowdown in new orders, as many governments face large budget deficits and are forced to reduce spending in numerous areas, including defense.  Shares of Elbit Imaging, a developer of hotels and shopping centers, declined 39.4% during the year as investors became concerned that the company’s profits could be hurt by the economic crisis in Europe, where many of Elbit’s projects are located.   Finally, shares of Elron Electronics declined 29.7% during the year.  Elron is a holding company with stakes in numerous medical technology, semiconductor, and water purification companies.  The company has a long history of nurturing companies with leading-edge technologies.  In 2010, the company’s Medingo subsidiary was sold to Roche Holding AG for $160 million plus future milestone payments.  Medingo developed an insulin patch used by diabetics to monitor and administer insulin.  Elron recorded a $59 million gain on the sale of Medingo.  As a relatively small company with a market value of only $150 million, Elron may suffer from a lack of notice, as no Wall Street firms publish research on the company.   Our own analysis leads us to believe that Elron’s portfolio of companies is worth well in excess of the company’s market value.  It remains one of the Fund’s top ten holdings.

Much of the Fund’s underperformance during the year was due to the poor showing by Elron Electronics which began and ended the year as of the Fund’s largest holdings.  The nearly 30% decline in the company’s share price impacted Fund performance by by just over 100 basis points.  In addition, the Fund has no exposure to Israel-based energy companies which soared in value during 2010 and were responsible for a significant portion of the TA-100’s increase during the year. Many of these companies are small and speculative.  We have instead chosen to invest in Noble Energy (NBL), a U.S.-based exploration and production company which is the head operator for Israeli gas fields.  Noble has a long history of successful exploration and we would rather invest in it than most of the Israel-based companies, some of which  have a limited operating history and less than ideal corporate governance.

Outlook

In our last update to investors, we stated that, “equity markets are likely to show gains in the coming quarters for the simple reason that stocks appear undervalued.”  Our prediction was largely based on the low multiple of earnings and cash flow commanded by stocks versus the paltry yields offered by government and investment grade bonds.    While bond yields have edged up in the past few months and the fourth quarter equity market rally increased the price for most stocks, we continue to believe that equities are likely to continue higher as economic growth becomes more durable and possibly accelerates.  Furthermore, while stock prices, on average, increased fifteen percent in 2010, corporate earnings were up over twenty percent, which serves to keep stocks at relatively low valuations.

While state and federal budget deficits worldwide remain a threat to economic growth, as does oil approaching $100/barrel and despite the geopolitical threats from Iran and North Korea, we believe that barring a major unforeseen calamity, stock prices are likely to be meaningfully higher in the coming twelve to twenty four months.  While volatility is likely to persist, for investors who are willing to ride with the bumps, we think the trip will be a profitable one.  As always, stay tuned.  And as always, please feel free to call, write, or email with any questions or comments.

Very truly yours,

Jamia C. Jasper

Founder and Portfolio Manager

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

Comparison of Changes in Value of $10,000

From December 12, 2007 (Since Inception) to November 30, 2010

(Unaudited)

	American Israeli (a) Shared Values Fund	S&P 500 Index (b)	S&P 500 Index/ Tel Aviv 100 Index (b)
1 Year	4.91%	9.94%	11.95%
Since Inception:	-7.54%	-5.20%	-2.96%

American Israeli Shared Values Fund $7,924
50% S&P 500 Index / 50% Tel Aviv 100 Index $9,146
S&P 500 Index $8,532
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
12/12/2007
2/28/2008
5/31/2008
8/31/2008
11/30/2008
2/28/2009
5/31/2009
8/31/2009
11/30/2009
2/28/2010
5/31/2010
8/31/2010
11/30/2010

(a). Dividends reinvested into asset/index.

(b). The Standard & Poor's 500 Stock Index ("S&P 500") is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The Tel Aviv 100 Index is a capitalization-weighted index of 100 stocks traded on the Tel Aviv Stock Exchange (TASE). The Index was developed with a base value of 100 as of December 31, 1991.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect a deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-866-745-5955.

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

GRAPHICAL ILLUSTRATION

NOVEMBER 30, 2010 (Unaudited)

The following chart gives a visual breakdown of the Fund by the asset class allocation of the underlying securities, and is represented as a percentage of the portfolio of investments.

	American Israeli Shared Values Capital Appreciation Fund
	Schedule of Investments
	November 30, 2010

Shares/Description/Percentage of Net Assets		Value

COMMON STOCK - 95.69%

Aircraft Parts & Auxiliary Equipment - 1.58%
500	Elbit Systems Ltd.	$ 23,400

Basic Materials - 2.83%
2,901	Israel Chems UNSP/ADR	41,832

Biological Products - 2.43%
450	Amgen, Inc. *	23,711
1,400	Protalix Biotherapeutics, Inc. *	12,236
		35,947
Calculating & Accounting Machines - 2.35%
1,000	Verifone Systems, Inc. *	34,750

Cogeneration Services & Small Power Producers - 0.77%
1,050	AES Corp. *	11,350

Commercial Banks - 2.19%
1,200	Bank of New York Mellon Corp.	32,388

Computer Communications Equipment - 1.59%
180	Electronics for Imaging, Inc. *	2,356
1,300	Silicom Ltd. *	21,255
		23,611
Computer Storage Devices - 0.90%
300	Sandisk Corp. *	13,380

Construction Machinery & Equipment - 2.57%
450	Caterpillar, Inc.	38,070

Crude Petroleum & Natural Gas - 3.29%
600	Noble Energy, Inc.	48,750

Drilling Oil & Gas Wells - 6.41%
1,100	Atwood Oceanics, Inc. *	39,160
460	Transocean, Ltd. *	30,834
1,220	Weatherford International Ltd. *	24,900
		94,894
Electric Services - 0.91%
500	Ormat Technologies, Inc.	13,400

Electromedical & Electrotherapeutic Apparatus - 1.09%
480	Medtronic, Inc.	16,094

Electronic Computers - 2.79%
1,350	Nice Systems Ltd. ADR *	41,364

Measuring & Controlling Device - 3.09%
900	Thermo Fisher Scientific, Inc. *	45,774

National Commercial Banks - 3.57%
2,100	Bank of America Corp.	22,995
800	JP Morgan Chase & Co.	29,920
		52,915
Oil & Gas Field Machinery & Equipment - 5.39%
700	Baker Hughes, Inc.	36,512
899	Cameron International Corp. *	43,251
		79,763
Oil & Gas Field Services, NEC - 6.48%
900	Halliburton Co.	34,056
800	Schlumberger Ltd.	61,872
		95,928
Operators of Nonresidential Buildings - 0.57%
700	Elbit Imaging Ltd. *	8,435

Pharmaceutical Preparations - 9.67%
520	Johnson & Johnson	32,006
900	Merck & Co.	31,023
500	Perrigo Co.	30,120
1,000	Teva Pharmaceutical Industries Ltd. ADR	50,040
		143,189
Radio & TV Broadcasting & Communications Equipment - 1.68%
1,900	Ceragon Networks Ltd. *	20,254
700	Pointer Telocation Ltd. *	4,627
		24,881
Retail-Grocery Stores - 1.44%
450	Whole Foods Market, Inc. *	21,249

Security Brokers, Dealers & Floatation Companies - 0.99%
600	Morgan Stanley	14,676

Semiconductors & Related Devices - 7.71%
3,000	DSP Group, Inc. *	22,950
850	EZchip Semiconductor Ltd. *	20,698
1,000	Intel Corp.	21,158
1,200	Mellanox Technologies Ltd. *	28,596
600	Memc Electronic Materials, Inc. *	6,942
2,000	Zoran Corp. *	13,760
		114,104
Services-Business Services - 0.73%
350	Radware Ltd. *	10,861

Services-Computer Programming - 2.07%
1,100	AMDOCS Ltd. *	28,600
1,140	BluePhoenix Solutions Ltd. *	2,086
		30,686
Services-Miscellaneous Amusement & Recreation - 1.48%
600	Walt Disney Co.	21,906

Services-Prepackaged Software - 6.67%
900	Check Point Software Technologies Ltd. *	38,583
8,300	Elron Electronic Industries Ltd. *	39,757
600	Microsoft Corp.	15,154
400	Retalix Ltd. *	5,200
		98,694
Surgical & Medical Instruments - 2.06%
300	Beckman Coulter, Inc.	16,413
2,200	Boston Scientific Corp. *	14,124
		30,537
Telephone & Telegraph Apparatus - 0.53%
3,000	Alvarion Ltd. *	7,860

Telephone Communications - 8.20%
1,900	Cellcom Israel Ltd.	63,365
2,800	Partner Communications Co. Ltd. ADR	57,988
		121,353
Water Transportation - 1.66%
500	Tidewater, Inc.	24,545

TOTAL FOR COMMON STOCK (Cost $1,382,622) - 95.69%		1,416,586

SHORT TERM INVESTMENTS - 4.38%
64,837	Huntington Money Market Fund - Class IV 0.01% ** (Cost $64,837)	64,837

TOTAL INVESTMENTS (Cost $1,447,459) - 100.07%		1,481,423

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.07)%		(1,074)

NET ASSETS - 100.00%		$ 1,480,349

* Non-income producing securities during the period.
ADR - American Depository Receipt
** Variable rate security; the coupon rate shown represents the yield at November 30, 2010.
The accompanying notes are an integral part of these financial statements.

American Israeli Shared Values Capital Appreciation Fund
Statement of Assets and Liabilities
November 30, 2010

Assets:
Investments in Securities, at Fair Value (Cost $1,447,459)	$ 1,481,423
Dividends and Interest Receivable	1,136
Total Assets	1,482,559
Liabilities:
Accrued Advisory Fees	2,210
Total Liabilities	2,210
Net Assets	$ 1,480,349

Net Assets Consist of:
Paid In Capital	$ 1,493,712
Accumulated Realized Loss on Investments	(47,327)
Unrealized Appreciation in Value of Investments	33,964
Net Assets, for 187,130 Shares Outstanding	$ 1,480,349

Net Asset Value Per Share and Offering Price	$ 7.91

Minimum Redemption Price Per Share *	$ 7.75

* The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.
The accompanying notes are an integral part of these financial statements.

American Israeli Shared Values Capital Appreciation Fund
Statement of Operations
For the year ended November 30, 2010

Investment Income:
Dividends (net of $1,932 foreign witholding taxes & fees)	$ 16,200
Interest	6
Total Investment Income	16,206

Expenses:
Advisory Fees (Note 3)	19,615
Total Expenses	19,615

Net Investment Loss	(3,409)

Realized and Unrealized Gain/(Loss) on Investments:
Realized Gain on Investments	24,783
Net Change in Unrealized Appreciation on Investments	24,466
Realized and Unrealized Gain on Investments	49,249

Net Increase in Net Assets Resulting from Operations	$ 45,840

The accompanying notes are an integral part of these financial statements.

American Israeli Shared Values Capital Appreciation Fund
Statements of Changes in Net Assets

	Years Ended
	11/30/2010	11/30/2009
Increase/(Decrease) in Net Assets From Operations:
Net Investment Income/(Loss)	$ (3,409)	$ (421)
Net Realized Gain/(Loss) on Investments	24,783	(16,766)
Net Change In Unrealized Appreciation on Investments	24,466	177,482
Net Increase in Net Assets Resulting from Operations	45,840	160,295

Distributions to Shareholders:
Net Investment Income	-	(524)
Realized Gains	-	-
Total Distributions Paid to Shareholders	-	(524)

Capital Share Transactions:
Proceeds from Sale of Shares	627,899	345,525
Shares Issued on Reinvestment of Dividends	-	519
Cost of Shares Redeemed	(8,719)	(2,049)
Net Increase in Net Assets from Shareholder Activity	619,180	343,995

Net Assets:
Net Increase in Net Assets	665,020	503,766
Beginning of Period	815,329	311,563
End of Period (Including Accumulated Undistributed Net Investment
Income of $0 and $0, respectively)	$ 1,480,349	$ 815,329

Share Transactions:
Shares Sold	80,219	52,082
Shares Issued on Reinvestment of Dividends	-	97
Shares Redeemed	(1,203)	(271)
Net Increase in Shares	79,016	51,908
Outstanding at Beginning of Period	108,114	56,206
Outstanding at End of Period	187,130	108,114

The accompanying notes are an integral part of these financial statements.

American Israeli Shared Values Capital Appreciation Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Year	Year	Period
	Ended	Ended	Ended (a)
	11/30/2010	11/30/2009	11/30/2008

Net Asset Value, at Beginning of Period	$ 7.54	$ 5.54	$ 10.00

Income From Investment Operations:
Net Investment Income/(Loss) *	(0.02)	(0.01)	0.01
Net Gain/(Loss) on Securities (Realized and Unrealized)	0.39	2.02	(4.47)
Total from Investment Operations	0.37	2.01	(4.46)

Distributions:
Net Investment Income	-	(0.01)	-
Realized Gains	-	-	-
Total from Distributions	-	(0.01)	-

Net Asset Value, at End of Period	$ 7.91	$ 7.54	$ 5.54

Total Return **	4.91%	36.34%	(44.60)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,480	$ 815	$ 312
Ratio of Expenses to Average Net Assets †	1.75%	1.75%	1.75%	***
Ratio of Net Investment Income/(Loss) to Average Net Assets †	(0.30)%	(0.08)%	0.07%	***
Portfolio Turnover	14.88%	17.85%	70.81%

(a) Commencement of operations began December 12, 2007.

* Per share net investment income/(loss) has been determined on the basis of average number of shares outstanding during the period.

** Total return in the above table represents the return that the investor would have earned or lost over the period indicated on  an investment assuming reinvestment of dividends, and is not annualized for periods of less than one year. Total return calculation  does not reflect redemption fee.

*** Annualized
† These ratios exclude the impact of expenses of the underlying security holdings.

The accompanying notes are an integral part of these financial statements.

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS

November 30, 2010

1.  ORGANIZATION

The American Israeli Shared Values Capital Appreciation Fund (the “Fund”) was organized as a diversified series of the American Israeli Shared Values Trust (the “Trust”) on September 10, 2007.  The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 20, 2007 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only series currently authorized by the Trustees and commenced operations on December 12, 2007.  The investment adviser to the Fund is AmerIsrael Capital Management, LLC (the “Adviser”).

The investment objective of the Fund is to seek long-term capital appreciation.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

FAIR VALUE MEASUREMENTS:

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Money market mutual funds are generally priced at the ending NAV provided by the service agent of the fund.  These securities will be categorized as level 1 within the fair value hierarchy.

Equity securities, including American Depository Receipts (“ADRs”) and exchange traded funds, generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Securities traded on the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price.  Lacking a last sale price or Official Closing Price, an equity security is generally valued by the pricing service at its last bid price.  Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 within the fair value hierarchy.  When the security is not considered to be part of an active market, or when the security is valued at a bid price, the position is generally categorized as a level 2 within the fair value hierarchy. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in accordance with guidelines adopted by and subject to review of the Board of Trustees of the Trust and are categorized in level 3 within the fair value hierarchy, as appropriate.

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS – (Continued)

November 30, 2010

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  A pricing service utilizes electronic data processing techniques based on the yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.  Generally, fixed income securities are categorized as level 2 within the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale.  Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on the other markets, exchanges or among dealers); or (iii) yield to maturity will respect to debt issues, or a combination or these are other methods.

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities.
•

Level 2 – Significant observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc).

•

Level 3 – Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS – (Continued)

November 30, 2010

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2010:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock (a)	$ 1,416,586	-	-	$ 1,416,586
Short-Term Investments – Money Market	64,837	-	-	64,837
Total	$ 1,481,423	-	-	$ 1,481,423

(a) Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

The Fund held no level 3 securities any time during the fiscal year ended November 30, 2010.  The Fund did not hold any derivative instruments at any time during the fiscal year ended November 30, 2010.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax undistributed income and gains.  Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open fiscal years (2008-2009), or expected to be taken on the Fund’s tax return for the current year. The Fund identifies its major tax jurisdictions as U.S. Federal and New York State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of and during the year ended November 30, 2010, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to recognized tax benefits as income tax expense on the statement of operations.  During the fiscal year ended November 30, 2010, the Fund did not incur any interest or penalties.

SHARE VALUATION:  The net asset value per share of the Fund is calculated by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent.  The offering price per share is equal to the net asset value per share.  The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

DISTRIBUTIONS TO SHAREHOLDERS:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS – (Continued)

November 30, 2010

and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

RECLASSIFICATION OF CAPITAL ACCOUNT: GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.  As of November 30, 2010, the Fund reclassified permanent book/tax differences of $3,409 from accumulated net investment loss to paid in capital.

OTHER: The Fund records security transactions based on trade date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the highest cost first out method in computing gain or loss on sale of securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s rules and rates.

3.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER: The Board of Trustees has selected AmerIsrael Capital Management, LLC as the investment adviser to the Fund.  Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.75% of the average daily net assets of the Fund during the term of the Agreement.  For the year ended November 30, 2010, the Adviser earned $19,615, of which $2,210 was due to the Adviser as of November 30, 2010.

The Adviser has agreed to pay all operating expenses of the Fund, and all other operating expenses not specifically assumed by the Fund, with the exception of all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses of securities sold short) and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s trustees and officers with respect thereto.  The Fund will also pay expenses that it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act. The Adviser may obtain reimbursement from the Fund, at such time or times as determined by the Adviser, for any of the expenses advanced by the Adviser, with the Fund is obligated to pay, and such reimbursement shall not be considered to be part of the Adviser’s compensation pursuant to the Agreement.

4.  CAPITAL SHARE TRANSACTIONS

At November 30, 2010, there were an unlimited number of shares authorized and 187,130 shares outstanding, and paid-in capital amounted to $1,493,712 for the Fund.

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS – (Continued)

November 30, 2010

5.  INVESTMENT TRANSACTIONS

For the year ended November 30, 2010, purchases and sales of investment securities other than U.S. Government obligations and short-term investments were $780,006 and $154,831, respectively. There were no purchases or sales of U.S. Government obligations.

For federal income tax purposes the cost of securities owned at November 30, 2010, was $1,449,839. At November 30, 2010, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$177,272	$(145,688)	$31,584

6.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of November 30, 2010, approximately 65.93% of all outstanding shares of the Fund were owned by the Adviser and its officers.  An officer of the Adviser is also an officer of the Trust.

7.  DISTRIBUTION PLAN

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”).  The Plan permits the Fund to pay the Adviser for certain distribution and promotion expenses related to the marketing of the Fund.  The amount payable annually by the Fund is 0.25% of its average daily net assets.  Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares.  The Plan has not been activated.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal year ended November 30, 2010, and the fiscal year ended November 30, 2009 is as follows:

	November 30, 2010	November 30, 2009
Ordinary Income	-	$524
Short-Term Capital Gains	-	-
Long-Term Capital Gains	-	-
Total	-	$524

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS – (Continued)

November 30, 2010

As of November 30, 2010, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Accumulated Net Realized Gain (Loss) on Investments	$(44,947)
Net Unrealized Appreciation/(Depreciation)	$ 31,584
Total	$(13,363)

9. CONCENTRATION OF RISK

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of Israeli and American companies that have an economic interest in or connection to the Jewish State.  Investing in companies from one geographic region may pose additional risks inherent to a region’s economic and political situation.  Other risks that may apply to the Fund are outlined in the Fund’s prospectus and Statement of Additional Information.

10. CAPITAL LOSS CARRYFORWARDS

At November 30, 2010, the American Israeli Shared Values Capital Appreciation Fund had available for federal income tax purposes an unused capital loss carryforward of $44,947 which expires in 2017.  To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

American Israeli Shared Values Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Israeli Shared Values Trust, comprising American Israeli Shared Values Capital Appreciation Fund (the “Fund”) as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Israeli Shared Values Capital Appreciation Fund as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

January 27, 2011

American Israeli Shared Values Capital Appreciation Fund
Expense Illustration
November 30, 2010 (Unaudited)

Expense Example

As a shareholder of the American Israeli Shared Values Capital Appreciation Fund, you incur ongoing costs which typically consist of  management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period, June 1, 2010 and held for the entire six month period ended November 30, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by  $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	June 1, 2010	November 30, 2010	June 1, 2010 to November 30, 2010

Actual	$1,000.00	$1,103.21	$9.23
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.29	$8.85

* Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

BOARD OF TRUSTEES

NOVEMBER 30, 2010 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Name Address and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee
Richard S. Chase 655 Deerfield Road Suite 100-219 Deerfield, IL 60015 1968	Trustee	Indefinite/ November 2008 to Present	Senior Business Advisor, Duff & Phelps, LLC, 2008 to Present. Manager, American Capital, Ltd., 2007 to 2008. Manager, Ernst & Young, LLP, 2005 to 2007.	1	None
Michael G. Landsman 1384 Sheridan Road Highland Park, IL 60035 1936	Trustee	Indefinite/ November 2007 to Present	President, Miggle Toys, Inc., 1992 to Present.	1	None

1The “Fund Complex” consists of the American Israeli Shared Values Capital Appreciation Fund.

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

BOARD OF TRUSTEES (CONTINUED)

NOVEMBER 30, 2010 (UNAUDITED)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.  Jamia C. Jasper is an "interested person" of the Trust by virtue of her controlling ownership of the investment adviser to the Trust.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee [2]	Other Directorships Held by Trustee
Jamia C. Jasper 207 East 83rd Street, Apt.3 New York, New York 10028 1969	President, Chairman, Trustee, Chief Compliance Officer, Anti-Money Laundering Compliance Officer, Secretary, Chief Financial Officer, and Treasurer.	Indefinite/ September 2007 to Present	From 2006 to present, Ms. Jasper has been involved in the creation and organization of the Fund and the adviser. From 2000 to 2006 Ms. Jasper was a relationship manager and credit analyst in commercial real estate lending with the Bank of New York. During 2005 and 2006, Ms. Jasper was also involved in several internet based business ventures including a socially conscious online retail store. Prior to joining the Bank of New York in 2000, Ms. Jasper worked for Jones Lang Lasalle, a leading real estate and investment management firm.	1	None

1 The “Fund Complex” consists of the American Israeli Shared Values Capital Appreciation Fund.

2  The Trust’s audit committee consists of Richard S. Chase and Michael Landsman.  The audit committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Fund, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Fund’s independent auditors and the full Board of Trustees.  None of the audit committee members are “Interested” as defined in the Investment Company Act of 1940, as amended.

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

BOARD OF TRUSTEES (CONTINUED)

NOVEMBER 30, 2010 (UNAUDITED)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee [2]	Other Directorships Held by Trustee
Adi Scop [3] 119 Audley Road London, NW 43 England 1969	Trustee	Indefinite/ November 2007 to Present	Chief Executive Officer, Cheetah Securities, 2004 to Present.	1	None

Trustee fees amounted to $19,339 for the year ended November 30, 2010.

1 The “Fund Complex” consists of the American Israeli Shared Values Capital Appreciation Fund.

2  The Trust’s audit committee consists of Richard S. Chase and Michael Landsman.  The audit committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Fund, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Fund’s independent auditors and the full Board of Trustees.  None of the audit committee members are “Interested” as defined in the Investment Company Act of 1940, as amended.

3 Mr. Scop is an “interested person” of the Trust by virtue of having a material business relationship with the Trust’s investment adviser.

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

ADDITIONAL INFORMATION

NOVEMBER 30, 2010 (UNAUDITED)

Information Regarding Proxy Voting

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ending June 30, are available without charge upon request by (1) calling the Fund at (866) 745-5955 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on February 28 and August 30. The Fund’s Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-866-745-5955.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at 1-866-745-5955.

Advisory Renewal Agreement

At the October 31, 2010 meeting of the Board of Trustees of the Trust, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement for an additional one-year period.  The Trustees' approval was based on consideration and evaluation of the information and materials provided to the Trustees and a variety of specific factors discussed at the meeting, including:

1. the nature, extent and quality of the services provided to the Fund under the Advisory Agreement;

2. the Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3. the Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4. the profitability of the Advisor with respect to the Fund, including both direct and indirect benefits accruing to the Advisor; and

5. the extent to which economies of scale would be realized as the Fund grows, and whether fee level in the Advisory Agreement reflects those economies of scale for the benefit of the Fund’s investors.

Nature, Extent and Quality of Services.  The Trustees considered the nature, extent and quality of the services provided by the Advisor to the Fund and the resources of the Advisor.  In this regard, the Trustees evaluated, among other things, the Advisor’s personnel, experience, performance history and compliance program.  In particular, the Trustees noted the Advisor’s expertise in managing a portfolio of securities related to Israel and the Advisor's understanding of economic conditions in Israel.  Following its evaluation, the Trustees concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by the Advisor to the Fund supported renewal of the Advisory Agreement.

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

ADDITIONAL INFORMATION

NOVEMBER 30, 2010 (UNAUDITED)

Fund Performance.  The Trustees considered fund performance in determining whether to renew the Advisory Agreement.  Specifically, the Trustees considered the Fund’s performance relative to a peer group of other mutual funds and appropriate indices/benchmarks, in light of total return, yield and market trends.  As part of this review, the Trustees considered the composition of the peer groups, noting there were a limited number of funds investing in Israeli securities.  In evaluating the performance of the Fund, the Trustees considered both market risk and shareholder risk expectations for the Fund and whether, irrespective of relative performance, the Advisor’s absolute performance was consistent with expectations for its investment methodology.   As to the investment performance of the Fund and the Advisor, the Trustees reviewed the performance of the Fund, as well as the Advisor based on materials provided by Ms. Jasper.  Based on the information provided, the Trustees found the performance of the Fund acceptable, based primarily on the most recent performance of the Fund.

Fund Expenses.  With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Advisory Agreement, and the Fund’s expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected by the Advisor and calculated by an independent third party.  The Trustees noted the Advisor has a higher than average expense ration, but noted the Advisor pays all of the Fund's operating expenses (with some exceptions) from its advisory fee.  Following its evaluation, the Trustees concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Advisory Agreement.

Profitability.  With regard to profitability, the Trustees considered the compensation flowing to the Advisor and reviewed management’s financial statements.  The Trustees considered whether the levels of compensation and profitability under the Advisory Agreement was reasonable and justified in light of the quality of all services rendered to the Fund, they further noted that operation of the Fund is not currently profitable to the Advisor.

Economies of Scale.  The Trustees considered the absence of any economies of scale and noted that given the size of the Fund and the fact that the Fund is the only fund managed by the Advisor at this time, there are no such economies to be passed along to shareholders.  However, the Trustees noted that they would continue to monitor the growth in assets of the Fund and any future series of the Trust that may be advised by the Advisor and asked the Advisor to continue to monitor the Fund’s expenses and asset size in connection with determining when economies of scale may allow develop which may be passed along to shareholders if deemed advisable under the circumstances

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all-important or controlling.  Based on the independent Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, approved the continuation of the Advisory Agreement and concluded that the compensation under the Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the independent Trustees have considered to be relevant in the exercise of their reasonable judgment.  Accordingly, the Board, including a majority of the independent trustees, voted to continue the Advisory Agreement with the Advisor for an additional year.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  No amendments

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of directors has determined that Adi Scop is an audit committee financial expert.  Mr. Scop is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2010

$ 12,000

(b)

Audit-Related Fees

Registrant

[Adviser]

FY 2010

$0.00

$0.00

Nature of the fees:

Annual Audit

(c)

Tax Fees

Registrant

[Adviser]

FY 2010

$ 1,500.00

$0.00

Nature of the fees:

Tax Preparation

(d)

All Other Fees

Registrant

[Adviser]

FY 2010

$1300.00

$0.00

Nature of the fees:

N1-A Consent and dividend calculation review

(e)

(1)

Audit Committee’s Pre-Approval Policies

Annual Audit:

To approve prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Fund’s financial statements, to recommend to those Board member who are not interested person the selection, retention or termination of the Fund’s independent audit and to review and evaluate matters potentially affecting the independence and capabilities of the auditors,  To review and approve the fees proposed to be charges. To review the arrangements for and scope of the annual audit.

Special Services:  To approve prior to appointment the engagement of the auditor to provide other audit services or non-audit services to the Fund, such as tax preparation.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

0%

(f)

Option 1 – Less than 50%

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

[Adviser]

FY 2010

$0.00

$0.00

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of November 30, 2010, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Israeli Shared Values Trust

By /s/Jamia C. Jasper

*President

Date February 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Jamia C. Jasper

*President

Date February 1, 2011

* Print the name and title of each signing officer under his or her signature.